                                                                   EXHIBIT 10.59
                                                                  Execution Copy



                                LICENSE AGREEMENT




                                 BY AND BETWEEN




                               CELTRIX NEWCO LTD.

                                A BERMUDA COMPANY



                                       AND



                          CELTRIX PHARMACEUTICALS, INC.

                               A DELAWARE COMPANY

                                TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
1.      DEFINITIONS......................................................1

2.      GRANT OF RIGHTS..................................................7

3.      SUBLICENSE AND ASSIGNMENT RIGHTS.................................8

4.      TRADEMARKS.......................................................9

5.      NON-COMPETITION.................................................11

6.      FINANCIAL PROVISIONS............................................11

7.      CONFIDENTIAL INFORMATION........................................13

8.      WARRANTIES/INDEMNITIES..........................................16

9.      INTELLECTUAL PROPERTY OWNERSHIP RIGHTS..........................18

10.     TERM AND TERMINATION OF AGREEMENT...............................18

11.     IMPOSSIBILITY OF PERFORMANCE - FORCE MAJEURE....................20

12.     SETTLEMENT OF DISPUTES; PROPER LAW..............................20

13.     ASSIGNMENT......................................................21

14.     NOTICES.........................................................21

15.     MISCELLANEOUS CLAUSES...........................................22

LICENSE AGREEMENT dated April 21, 1999 between CELTRIX NEWCO LTD., a Bermuda limited company, and CELTRIX PHARMACEUTICALS, INC., a Delaware corporation.

                                     WHEREAS

A. Contemporaneously herewith, Celtrix, Elan, EIS and Newco (capitalized terms used herein are defined below) are entering into the Development Agreement for the purpose of recording the terms and conditions of a joint venture and of regulating their relationship with each other and certain aspects of the affairs of and their dealings with Newco.

B. Celtrix owns all right, title and interest in and to certain patents that have been granted or are pending in relation to SomatoKine(R).

C. Newco desires to obtain from Celtrix, and Celtrix desires to grant to Newco, an exclusive license under the Celtrix Intellectual Property to develop, use, import, sell, offer for sale and otherwise distribute Products in the Field and in the Territory on the terms and subject to the conditions set forth herein.

D. The Parties entered into a letter agreement dated March 31, 1999, pursuant to which the Parties agreed to enter into the Definitive Documents.

        NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1.      DEFINITIONS.

        1.1.    In this Agreement, the following definitions shall apply:

                "Affiliate" shall mean any corporation or entity other than Newco controlling, controlled by or under the common control with Elan or Celtrix, as the case may be. For the purposes of this definition, "control" shall mean direct or indirect ownership of fifty percent (50%) or more of the outstanding stock or shares of a corporation entitled to vote for the election of directors or comparable equity interest in any other type of entity and "controlling" and "controlled" shall be construed accordingly.

                "Agreement" shall mean this agreement (which expression shall be deemed to include the Recitals and the Schedules hereto).

                "Business Plan" shall mean the business plan and program of development to be agreed to by Elan and Celtrix within sixty (60) days of the Effective Date with respect to the research, development, prosecution and commercialization of the Products, which Business Plan shall be reviewed and mutually agreed to in writing by Elan and Celtrix on an annual basis.

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


                "Celtrix" shall mean Celtrix Pharmaceuticals, Inc., a Delaware corporation, its successors and permitted assigns.

                "Celtrix Improvements" shall mean any improvements to the Celtrix Patent Rights and/or Celtrix Know-How developed (a) [*****] whether or not pursuant to the Project, (b) [*****] pursuant to the Project, [*****] pursuant to the Project, except as limited by agreements with third parties. Celtrix Improvements shall be deemed, immediately upon development, to be included in the license of the Celtrix Intellectual Property granted to Newco under the hereunder. The Celtrix License shall specifically exclude any right to use Celtrix Improvements outside of the Field. If the inclusion of a Celtrix Improvement in the license of Celtrix Intellectual Property granted to Newco hereunder is restricted or limited by a third party agreement, then Celtrix shall use reasonable commercial efforts to exclude or where applicable to minimize any such restriction or limitation. All rights, title, and interest to any Celtrix Improvements [*****] Newco, Elan and any such third party shall execute and deliver documents, and take such other actions as Celtrix may reasonably request, to effect or evidence such ownership.

                "Celtrix Intellectual Property" shall mean the Celtrix Know-How, the Celtrix Patent Rights and/or the Celtrix Improvements. Notwithstanding anything contained in this Agreement to the contrary, Celtrix Intellectual Property shall exclude (a) inventions, patents and know-how [*****] and (b) inventions, patents and know-how that are subject to contractual obligations of Celtrix to Independent Third Parties as of the Effective Date; provided, however, that if the inclusion of inventions, patent rights and know-how in the license of Celtrix Intellectual Property granted to Newco hereunder is restricted or limited by such contractual obligations of Celtrix to Independent Third Parties, then Celtrix shall use reasonable commercial efforts to exclude or, where applicable, to minimize any such restriction or limitation.

                "Celtrix Know-How" shall mean any and all rights owned or licensed by Celtrix with respect to any knowledge, information, discovery, invention, trade secret, technique, process, system, formulation, design, data and expertise relating to SomatoKine whether or not covered by any patent, copyright, design, trademark, trade secret or other industrial or intellectual property right.

                "Celtrix License" shall have the meaning set forth in Clause 2.1 hereof.

                "Celtrix Patent Rights" shall mean the patents and patent applications (including provisional applications) relating to SomatoKine(R) that are set forth in Schedule 1 attached hereto, and that are owned or licensed by or on behalf of Celtrix. Celtrix Patent Rights shall also include all extensions, continuations, continuations-in-part, divisionals, patents-of-addition, re-examinations, re-issues, supplementary protection certificates and foreign counterparts of such patents and patent applications and any patents issuing thereon and extensions of any patents licensed hereunder.

                "Celtrix Securities Purchase Agreement" shall mean that certain securities purchase agreement, of even date herewith, by and between Celtrix and EIS.

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

                "Celtrix Trademark(s)" shall mean one or more trademarks, trade names, or service marks that are owned or licensed by or on behalf of Celtrix that Celtrix may nominate and approve in writing from time to time for use in connection with the sale or promotion of the Product by Newco. For the purposes of this Agreement, the trademark "SomatoKine(R)" is deemed to be a Celtrix Trademark hereunder.

                "cGCP", "cGLP" and "cGMP" shall mean current Good Clinical Practices, current Good Laboratory Practices and current Good Manufacturing Practices respectively.

                "Change of Control Event" shall mean the occurrence of the following: a Technological Competitor of Elan shall, directly or indirectly, (a) acquire [*****] or more of the capital stock of Celtrix or Newco, or (b) otherwise control or influence in any material respect their management or business, or (c) otherwise merge, consolidate or enter into any similar transaction (or binding agreement in respect thereof) with either of such entities, or (d) otherwise have entered into any joint venture, collaboration, license or other arrangement with Celtrix or Newco to such an extent that such Technological Competitor of Elan is materially engaged or involved with the business or development of Celtrix or Newco.

                "Definitive Documents" shall mean this Agreement, the Elan License Agreement, the Development Agreement, the Celtrix Securities Purchase Agreement, the Funding Agreement, the Registration Rights Agreements and associated documentation of even date herewith, by and among Newco, Elan, Celtrix and EIS, as applicable.

                "Development Agreement" shall mean the Subscription, Joint Development and Operating Agreement of even date herewith entered into among Celtrix, Elan, EIS and Newco.

                "Effective Date" shall mean the date upon which the Definitive Documents are executed and delivered by Celtrix, Elan, and Newco and the transactions effected thereby are closed.

                "EIS" shall mean Elan International Services, Ltd., a Bermuda company.

                "Elan" shall mean Elan Pharmaceutical Technologies, a division of Elan Corporation, plc, a public limited company incorporated under the laws of Ireland, its successors and permitted assigns.

                "Elan Improvements" shall mean any improvements to the Elan Patent Rights and Elan Know-How developed (a) [*****] whether or not pursuant to the Project, (b) [*****] pursuant to the Project, and/or (c) [*****] pursuant to the Project, except as limited by agreements with third parties. Elan Improvements shall be deemed, immediately upon development, to be included in the license of the Elan Intellectual Property granted to Newco under the Elan License Agreement. The Elan License specifically excludes

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


any right to use Elan Improvements outside of the Field. If the inclusion of an Elan Improvement in the license of Elan Intellectual Property granted to Newco under the Elan License Agreement is restricted or limited by a third party agreement, then Elan shall use reasonable commercial efforts to exclude or where applicable to minimize any such restriction or limitation. All rights, title, and interest to any Elan Improvements [*****] Newco, Celtrix and any such third party shall execute and deliver documents, and take such other actions as Elan may reasonably request, to effect or evidence such ownership.

                "Elan Intellectual Property" shall mean the Elan Know-How, the Elan Patent Rights and/or the Elan Improvements. Notwithstanding anything contained in this Agreement to the contrary, Elan Intellectual Property shall consist of Elan Know-How, Elan Patent Rights and/or Elan Improvements controlled by Elan Corporation plc doing business as Elan Pharmaceutical Technologies, and shall exclude (a) inventions, patents and know-how [*****] and [*****] including, without limitation, [*****] and (b) inventions, patents and know-how that are subject to contractual obligations of Elan to third parties as of the Effective Date; provided, however, that if the inclusion of inventions, patent rights and know-how in the license of Elan Intellectual Property granted to Newco under the Elan License Agreement is restricted or limited by such contractual obligations of Elan to third parties, then Elan shall use reasonable commercial efforts to exclude or, where applicable, to minimize any such restriction or limitation.

                "Elan Know-How" shall mean any and all rights owned or licensed by Elan with respect to any knowledge, information, discovery, invention, trade secret, technique, process, system, formulation, design, data and expertise relating to the MEDIPAD(R) Drug Delivery System whether or not covered by any patent, copyright, design, trademark, trade secret or other industrial or intellectual property right.

                "Elan License" shall have the meaning set forth in Clause 2.1 of the Elan License Agreement.

                "Elan License Agreement" shall mean that certain license agreement, of even date herewith, entered into between Elan and Newco.

                "Elan Patent Rights" shall mean the patents and patent applications (including provisional applications) relating to the MEDIPAD(R) Drug Delivery System that are set forth in Schedule 1 of the Elan License Agreement, and that are owned or licensed by or on behalf of Elan. Elan Patent Rights shall also include all extensions, continuations, continuations-in-part, divisionals, patents-of-addition, re-examinations, re-issues, supplementary protection certificates and foreign counterparts of such patents and patent applications and any patents issuing thereon and extensions of any patents licensed under the Elan License Agreement.

                "Elan Trademark(s)" shall have the meaning given to such term in the Elan License Agreement.

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


                "Exchange Right" shall have the meaning set forth in the Amended and Restated Certificate of Incorporation of Celtrix in effect on the date hereof.

                "Exchange Right Term" shall mean the period commencing on the Effective Date and ending on the exercise by Elan of the Exchange Right.

                "FDA" shall mean the United States Food and Drug Administration or any successors or agency the approval of which is necessary to commercially market a product in the United States of America.

                "Field" shall mean [*****]

                "First Commercial Sale" shall mean the first commercial sale for use or consumption of a Product. A sale to an Affiliate or sublicensee shall not constitute a "First Commercial Sale," unless the Affiliate or sublicensee is the end user of the Product.

                "Funding Agreement" shall mean the Funding Agreement, dated as of the date hereof, between EIS and Celtrix.

                "Independent Third Party" shall mean any person other than Newco, Elan, Celtrix or any of their respective Affiliates.

                "In Market" shall mean [*****] or where applicable by a sublicensee or a distributor, [*****] such as [*****]


                "Licensed Technologies" shall mean the Elan Intellectual Property and the Celtrix Intellectual Property.

                "Licenses" shall mean the Elan License and the Celtrix License.

                "Lien" shall mean any and all liens, security interests, restrictions, claims, encumbrances or rights of third parties of every kind and nature.

                "Management Committee" shall have the meaning set forth in the Development Agreement.

                "Marketing Authorization" shall mean the procurement of registrations and permits required by applicable government authorities in a country in the Territory for the marketing, sale, and distribution of a Product in such country.

                "MEDIPAD(R) Drug Delivery System" shall mean the [*****]

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


as disclosed in the Elan Patent Rights set forth in Schedule 1 of the Elan License Agreement.

                "Net Sales" shall mean [*****]

                "Newco" shall mean Celtrix Newco Ltd., a Bermuda limited company.

                "Newco Intellectual Property" shall mean all rights to technology, patents and know-how belonging to Newco, other than the Elan Intellectual Property and the Celtrix Intellectual Property, including any technology acquired by or licensed to Newco from or by a third party and any newly developed technology that is not Elan Intellectual Property or Celtrix Intellectual Property.

                "Osteoporosis" shall mean a skeletal condition characterized by decreased density of normally mineralized bone, which bone density, as measured by dual-energy x-ray absorptiometry (DXA), is more than 2.5 standard deviations below the mean for the young adult reference range.

                "Parties" shall mean Celtrix and Newco.

                "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

                "Project" shall mean all activity as undertaken by Elan, Celtrix and Newco in order to develop the Products in accordance with the Business Plan.

                "Products" shall mean the MEDIPAD(R) Drug Delivery System incorporating SomatoKine(R) as its primary active ingredient.

                "Registration Rights Agreements" shall mean the Registration Rights Agreements of even date herewith relating to Newco and Celtrix respectively.

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


                "Regulatory Authority" shall mean any regulatory authority outside the United States of America, the approval of which is necessary to market a Product.

                "SomatoKine(R)" shall mean [*****]

                "Technological Competitor of Celtrix" shall mean [*****]

                "Technological Competitor of Elan" shall mean [*****]

                "Term" shall have the meaning set forth in Section 10 hereof.

                "Territory" shall mean [*****]; and

                "United States Dollar" and "US$" shall mean the lawful currency for the time being of the United States of America.

        1.2.    Interpretation. In this Agreement the following shall apply:

                1.2.1 The singular includes the plural and vice versa, the masculine includes the feminine and vice versa.

                1.2.2. Any reference to a Clause or Schedule shall, unless otherwise specifically provided, be to a Clause or Schedule of this Agreement.

                1.2.3. The headings of this Agreement are for ease of reference only and shall not affect its construction or interpretation.

2.      GRANT OF RIGHTS.

        2.1. Celtrix hereby grants to Newco an exclusive license for the Term in the Territory under the Celtrix Intellectual Property to develop, import, use, offer for sale, sell and otherwise distribute Products, and [*****] practice any process or method covered by the Celtrix Patent Rights, in the Field, subject to any contractual obligations of Celtrix to third parties as of the Effective Date and, unless prohibited by Clause 5 hereof ("Non-Competition"), contractual obligations that Celtrix may enter into after the Effective Date (the "Celtrix License"). Except as expressly provided herein, [*****] with respect to the [*****] shall at all times remain solely with [*****]

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


        2.2. To the extent royalty or other compensation obligations to third parties that are payable with respect to Celtrix Intellectual Property would be triggered by a proposed use of such Celtrix Intellectual Property in connection with the Project, Celtrix will inform Newco and Elan of such royalty or compensation obligation promptly upon Celtrix becoming aware that such proposed use may trigger such royalty or compensation obligation. [*****]

        2.3. If [*****]. If the Elan representatives on the Management Committee determine that Newco should not [*****] shall be free to fully exploit [*****] with respect thereto.

        2.4. Elan shall be a third party beneficiary to this Agreement and shall have the right to cause Newco to enforce Newco's rights against Celtrix hereunder.

        2.5. Notwithstanding anything contained in this Agreement to the contrary and except as otherwise provided in Section 5.1 hereof, Celtrix shall have the right, outside of the Field, to fully exploit and grant licenses and sublicenses with respect to the Celtrix Intellectual Property.

3.      SUBLICENSE AND ASSIGNMENT RIGHTS

        3.1. Newco shall not assign any of its rights under the Celtrix License and/or the Newco Intellectual Property without the prior written consent of Celtrix.

        3.2. Newco shall not sublicense any of its rights under the Celtrix License and/or the Newco Intellectual Property without the prior written consent of Celtrix, which consent shall not be unreasonably withheld or delayed; provided, however, that the consent of Celtrix may be withheld in Celtrix's sole discretion in the case of a proposed sublicense of such rights to a Technological Competitor of Celtrix.

        3.3. Newco shall not enter into any agreement with any third party for development or exploitation of the Celtrix Intellectual Property without the prior written consent of Celtrix, which consent may be withheld in Celtrix's sole discretion. Any agreement between Newco and any permitted third party for the development or exploitation of the Celtrix Intellectual Property shall require: (i) such third party to maintain the confidentiality of all information concerning the Celtrix Intellectual Property provided that such obligation of confidentiality shall be no less stringent than that set forth in Clause 7 herein, (ii) shall provide that all right, title and interest in and to any Celtrix Improvements shall be owned by Celtrix, and (iii) shall

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


permit an assignment of rights by Newco to Celtrix in accordance with the terms of Clause 3.1 hereof.

        3.4. Newco shall not enter into any agreement with any third party for development of the Newco Intellectual Property without the prior approval of the Management Committee.

        3.5.    Notwithstanding anything to the contrary herein, upon thirty
(30) days prior notice in writing from Elan to Newco and Celtrix, Newco shall assign the Newco Intellectual Property, including, without limitation, all rights and obligations related thereto, from Newco to a wholly-owned subsidiary of Newco to be incorporated in Ireland, which company shall be newly incorporated by Elan and Celtrix to facilitate such assignment.

        3.6. Newco shall remain responsible for all acts and omissions of any sublicensee, including Elan, as if such acts and omissions were those of Newco.

        3.7. Rights of permitted third party sublicensees in and to the Celtrix Intellectual Property granted by Newco in accordance with Clause 3.2 above shall survive the termination of the Celtrix License granting said intellectual property rights to Newco; and Newco and Celtrix shall in good faith agree upon the form most advantageous to Celtrix in which the rights of the sublicensor under any such sublicenses are to be held (which form may include continuation of Newco solely as the holder of such licenses or assignment of such rights to a third party or parties, including an assignment to Celtrix). Upon any such assignment, Elan and Celtrix shall enter into good faith negotiations with respect to additional reasonable confidentiality protections which Elan or Celtrix shall reasonably require.

4.      TRADEMARKS

        4.1. Celtrix hereby grants to Newco for the Term a [*****] in the Territory to use the Celtrix Trademarks solely to research, develop, import, use, offer for sale and sell the Products in the Field in the Territory, in accordance with the terms and conditions of this Agreement including, without limitation, the following:

                4.1.1 Newco shall ensure that each reference to and use of a Celtrix Trademark by Newco is in a manner approved by Celtrix and accompanied by an acknowledgement, in a form approved by Celtrix, that the same is a trademark of Celtrix.

                4.1.2 From time to time, upon the reasonable request of Celtrix, Newco shall submit samples of the Product to Celtrix or its duly appointed agent to ensure compliance with quality standards and specifications. Celtrix, or its duly appointed agent, shall have the right to inspect the premises of Newco where the Product is held or stored, and Newco shall permit such inspection, upon advance notice at any reasonable time, of the methods and procedures used in the storage and sale of the Product. Newco shall not sell or otherwise dispose of any Product under the Celtrix Trademarks that fails to comply with the quality standards and specifications referred to in this Clause 4, as determined by Celtrix.

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


                4.1.3 Newco shall not use any Celtrix Trademark in any way that might materially prejudice its distinctiveness or validity or the goodwill of Celtrix therein.

                4.1.4 The Parties recognize that the Celtrix Trademarks have considerable goodwill associated therewith. Newco shall not use in relation to the Products any trademarks other than the Celtrix Trademarks (except for the Elan Trademarks) without obtaining the prior consent in writing of Celtrix with respect to such use and display, which consent may not be unreasonably withheld or delayed. However, such use and display that has been so approved by Celtrix must not conflict with the use and display of any Celtrix Trademark.

                4.1.5 Newco shall not use in the Territory any trademarks or trade names so resembling any Celtrix Trademark as to be likely to cause confusion, dilution or deception.

                4.1.6 Newco shall promptly notify Celtrix in writing of any alleged infringement or unauthorized use of which it becomes aware by a third party of the Celtrix Trademarks and provide Celtrix with any applicable evidence of infringement or unauthorized use.

                4.1.7 Newco shall favorably consider promoting and using the Celtrix Trademarks in each country of the Territory and provide proof of such use upon request by Celtrix.

        4.2. Newco shall not be permitted to assign or sublicense any of its rights under the Celtrix Trademarks without the prior written consent of Celtrix, which consent shall not be unreasonably withheld or delayed.

        4.3. Celtrix shall, [*****] file and prosecute applications to register and maintain registrations of the Celtrix Trademarks in the Territory. Newco shall reasonably co-operate with Celtrix in such efforts.

        4.4. Celtrix will be entitled to conduct all enforcement proceedings relating to the Celtrix Trademarks and shall at its sole discretion decide what action, if any, to take in respect to any enforcement proceedings related to the Celtrix Trademarks or any other claim or counter-claim brought in respect to the use or registration of the Celtrix Trademarks. Any such proceedings shall be conducted [*****] and for its own benefit. Newco and Celtrix shall reasonably cooperate with Celtrix in such efforts, [*****].

        4.5. Newco shall promptly notify Celtrix in writing in the event that Newco becomes aware that any Celtrix Trademark has been challenged by a third party in a judicial or administrative proceeding in a country in the Territory as infringing on the rights of a third party and Celtrix shall have the first right to decide whether or not to defend against such allegations, or to adopt an alternative mark. If Celtrix decides not to defend the Celtrix Trademark, then Newco may request Celtrix to defend the Celtrix Trademark, [*****]

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


provided, however, that if Celtrix believes that such requested defense is unsubstantiated and without merit, then Celtrix may elect not to initiate defense proceedings.

        4.6. Newco will have no ownership rights in or to the Celtrix Trademarks or of the goodwill associated therewith, and Newco hereby acknowledges that, except as expressly provided in this Agreement, it shall not acquire any rights in respect thereof and that all such rights and goodwill are, and will remain, vested in Celtrix.

        4.7. Nothing in this Agreement shall be construed as a warranty on the part of Celtrix regarding the Celtrix Trademarks, including without limitation, that use of the Celtrix Trademarks in the Territory will not infringe the rights of any third parties. Accordingly, Newco acknowledges and agrees that Celtrix makes no warranty regarding the Celtrix Trademarks.

        4.8. Celtrix assumes no liability to Newco or to any third parties with respect to the quality, performance or characteristics of any of the goods manufactured or sold by Newco under the Celtrix Trademarks pursuant to this Agreement.

5.      NON-COMPETITION

        5.1.    [*****]

6.      FINANCIAL PROVISIONS.

        6.1. In consideration of the license to the Celtrix Patent Rights, Newco shall pay to Celtrix the following amounts:

                (i)     [*****]

                        Notwithstanding anything contained herein to the contrary, payments to Newco by Independent Third Parties with respect to development work performed on behalf of Newco by Elan or Celtrix, as the case may be, shall be paid to the party that performed such development work.

        6.2. Payment of royalties pursuant to Clause 6.1(i), if any, shall be made quarterly within thirty (30) days after the end of the calendar quarter in which payments from Net Sales are received by Newco. The method of payment shall be by wire transfer to an account specified by Celtrix and shall be nonrefundable to Newco. Each payment made to Celtrix shall be accompanied by a written report showing a true accounting of all Products sold by Newco, its Affiliates and its sublicensees, if any, during such quarter. Such accounting shall include, on a country-by-country and Product-by-Product basis, Net Sales (and the calculation thereof) and each calculation of royalties with respect thereto, including the calculation of all adjustments and currency conversions.

        6.3. Newco shall maintain and keep clear, detailed, complete, accurate and separate records for a period of three (3) years after a calendar quarter in sufficient detail to permit Celtrix to confirm the accuracy of any royalties on Net Sales due hereunder, including, without limitation, any deductions made in determining Net Sales.

        6.4. All payments due hereunder shall be made in United States Dollars. Payments due on Net Sales of any Product for each calendar quarter made in a currency other than United States Dollars shall first be calculated in the foreign currency for the country of origin of such payment and then converted to United States Dollars on the basis of the average exchange rate in effect for such quarter for the purchase of United States Dollars with such foreign currency quoted in The Wall Street Journal (or comparable publication if not quoted in The Wall Street Journal) with respect to the currency of the country of origin of such payment, determined by averaging the rates so quoted on each business day of such quarter.

        6.5. If, at any time, legal restrictions in the Territory prevent the prompt payment when due of royalties or any portion thereof to Celtrix, the Parties shall meet to discuss suitable and reasonable alternative methods of reimbursing Celtrix the amount of such royalties. In the event that Newco is prevented from making any payment under this Agreement to Celtrix by virtue of the statutes, laws, codes or government regulations of the country from which the payment is to be made, then such payments may be paid by depositing them in the currency in which they accrue to Celtrix's account in a bank acceptable to Celtrix in the country the currency of which is involved or as otherwise agreed by the Parties.

        6.6. Celtrix and Newco agree to cooperate in all respects necessary to take advantage of any double taxation agreements or similar agreements as may, from time to time, be available.

        6.7. Any taxes payable by Celtrix on any payment made to Celtrix pursuant to this Agreement shall be paid by Celtrix for its own account. If so required by applicable law, any payment made pursuant to this Agreement shall be made by Newco after deduction of the appropriate withholding tax, in which event the Parties shall cooperate to obtain the

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


appropriate tax clearance as soon as is practicable. On receipt of such clearance and a refund of any such amount, Newco shall ensure that the amount so withheld is promptly paid to Celtrix.

        6.8. Newco shall, [*****], permit Celtrix or its duly authorized representatives upon reasonable notice and at any reasonable time during normal business hours to inspect and audit the accounts and records of Newco and any other book, record, voucher, receipt or invoice relating to the calculation of the royalty payments on Net Sales or any other payments made by Newco to Celtrix hereunder. Any such inspection of Newco's records shall be at the expense of Celtrix, except that if any such inspection reveals a deficiency in the amount of the royalty actually paid to Celtrix hereunder in any calendar quarter of [*****] or more of the amount of any royalty actually due to Celtrix hereunder, then the expense of such inspection shall be borne solely by Newco. Any amount of deficiency shall be paid promptly to Celtrix by Newco. If such inspection reveals a surplus in the amount of royalties actually paid to Celtrix by Newco, Celtrix shall reimburse Newco the surplus within fifteen (15) days after determination.

        6.9. In the event of any unresolved dispute regarding any alleged deficiency or overpayment of royalty payments hereunder, the matter will be referred to mutually agreeable independent firm of accountants for a resolution of such dispute. Any decision by the said independent firm of accountants shall be binding on the Parties.

        6.10. The parties acknowledge and agree that the methods for calculating the royalties and fees hereunder are for the purposes of the convenience of the parties, are freely chosen and not coerced.

7.      CONFIDENTIAL INFORMATION.

        7.1. The Parties acknowledge that it may be necessary, from time to time, to disclose to each other confidential and/or proprietary information, including, without limitation, inventions, works of authorship, trade secrets, specifications, designs, data, know-how and other information relating to the Field, the Products, the Celtrix Intellectual Property, the Newco Intellectual Property or this Agreement, as the case may be, whether in oral, written, graphic or electronic form (collectively, "Confidential Information"). Any Confidential Information revealed by either Party to the other Party shall be maintained confidential in accordance with this Clause 7 and shall be used by the receiving Party exclusively for the purposes of fulfilling the receiving Party's obligations under this Agreement and the Development Agreement and for no other purpose.

        7.2. Each Party agrees to disclose Confidential Information of the other Party only to those employees, representatives and agents requiring knowledge thereof in connection with their duties directly related to the fulfilling of the Party's obligations under this Agreement, so long as such persons are parties to appropriate written agreements that contain an obligation of confidentiality no less stringent than as set forth herein. Each Party further agrees to inform all such employees, representatives and agents of the terms and provisions of this Agreement and their duties hereunder and to obtain their consent hereto as a condition of receiving Confidential Information. Each Party agrees that it will exercise the same degree of care, but in no event less than a reasonable degree of care to preserve the proprietary and confidential nature of the Confidential Information disclosed by the other Party, as the receiving Party would exercise to preserve its own Confidential Information. Each Party agrees that it will, upon request of the other Party, return all documents and any copies thereof containing Confidential Information belonging to or disclosed by such Party. Each Party shall promptly notify the other Party upon discovery of any unauthorized use or disclosure of the other Party's Confidential Information.

        7.3. Notwithstanding the foregoing, each Party may use or disclose Confidential Information disclosed to it by the other Party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with patent applications, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or granting a permitted sublicense or otherwise exercising its rights hereunder, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, other than pursuant to a confidentiality agreement, such Party shall inform the recipient of the terms and provisions of this Agreement and such recipient's duties hereunder and obtain such recipient's written consent hereto as a condition to receiving such Confidential Information.

        7.4. Any breach of this Clause 7 by any employee, representative or agent of a Party is considered a breach by the Party itself.

        7.5.    Confidential Information shall not include:

                (i) information that becomes publicly available, except through a breach of this Agreement by the receiving Party;

                (ii) information which is made public by the disclosing Party or with such Party's prior written consent;

                (iii) information which is independently developed by the receiving Party as evidenced by such Party's records, without the aid, application, use of or reference to the disclosing Party's Confidential Information;

                (iv) information that is published or otherwise becomes part of the public domain without any disclosure by the receiving Party, or on the part of the receiving Party's directors, officers, agents, representatives or employees;

                (v) information that becomes available to the receiving Party on a non-confidential basis, whether directly or indirectly, from a source other

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


                        than the disclosing Party, which source did not acquire this information on a confidential basis; or

                (vi) information which the receiving Party is required to disclose pursuant to:

                        (A) a valid order of a court or other governmental body or any political subdivision thereof having competent jurisdiction or otherwise as required by law, rule or regulation; or

                        (B) any other requirement of law or the rules of any applicable securities exchange;

                (vii) information which was already in the possession of the receiving Party at the time of receiving such information, as evidenced by its records, provided such information was not previously provided to the receiving party from a source which was under an obligation to keep such information confidential; or

                (viii) information that is the subject of a written permission to disclose, without restriction or limitation, by the disclosing Party;

        7.6. If the receiving Party becomes legally required to disclose any Confidential Information, the receiving Party shall give the disclosing Party prompt notice of such fact so that the disclosing Party may obtain a protective order or confidential treatment or other appropriate remedy concerning any such disclosure. The receiving Party shall fully cooperate with the disclosing Party in connection with the disclosing Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure, the receiving Party shall make such disclosure only to the extent that such disclosure is legally required.

        7.7. The provisions relating to confidentiality in this Clause 7 shall remain in effect during the Term, and for a period of [*****] following the expiration or earlier termination of this Agreement.

        7.8. The Parties agree that the obligations of this Clause 7 are necessary and reasonable in order to protect the Parties' respective businesses, and each Party expressly agrees that monetary damages would be inadequate to compensate a Party for any breach by the other Party of its covenants and agreements set forth in this Clause 7. Accordingly, the Parties agree and acknowledge that any such violation or threatened violation will cause irreparable injury to a Party and that, in addition to any other remedies that may be available, in law or in equity or otherwise, any Party shall be entitled to obtain injunctive relief against the threatened breach of the provisions of this Clause 7, or a continuation of any such breach by the other Party, specific performance and other equitable relief to redress such breach together with its damages and reasonable counsel fees and expenses to enforce its rights

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


hereunder, without the necessity of proving actual or express damages.

8.      WARRANTIES/INDEMNITIES

        8.1. Celtrix represents and warrants to Elan and Newco that, as of the Effective Date, except for the European Opposition Proceedings between Genentech Inc. and Celtrix relating to their IGFBP-3 patents (EP 0 451 194 and EP 0 406 272):

                8.1.1 to Celtrix's best knowledge, Celtrix has the right to grant the Celtrix License and any other rights granted herein;

                8.1.2 Schedule 1 contains the Celtrix Patent Rights existing as of the Effective Date;

                8.1.3   to Celtrix's best knowledge, [*****]

                8.1.4 Celtrix is the owner or exclusive licensee of all rights, title and interest in the Celtrix Intellectual Property free and clear of all Liens, and Celtrix has the right to use the Celtrix Intellectual Property, in the Territory;

                8.1.5 to Celtrix's best knowledge, there is no infringement by third parties of any Celtrix Intellectual Property;

                8.1.6 there is not pending, or to Celtrix's best knowledge, threatened action, suit, proceeding or claim by others challenging Celtrix' rights in or to such Celtrix Intellectual Property, or the validity or scope of such Celtrix Intellectual Property;

                8.1.7 there is not pending, or to Celtrix's best knowledge, threatened action, suit, proceeding or claim by others that Celtrix Intellectual Property, infringe or otherwise violate any patent, or intellectual property rights of others; and

                8.1.8 to Celtrix's best knowledge, there is no patent or patent application of others which contains claims that dominate Celtrix Intellectual Property.

        8.2. During the Term, Celtrix shall not grant, or suffer to exist, a Lien in or to the Celtrix Intellectual Property that would have a material adverse effect, individually or in the aggregate, on the financial condition, results of operation, business, and/or assets (including the Licensed Technologies and/or the Newco Intellectual Property) of Newco.

        8.3. Newco represents and warrants to Celtrix that the execution of this Agreement by Newco and the full performance and enjoyment of the rights of Newco under this Agreement will not breach the terms and conditions of any license, contract, understanding or agreement, whether express, implied, written or oral between Newco and any third party.

        8.4. Newco represents and warrants to Celtrix that the Products shall be developed, transported, stored, handled, packaged, marketed, promoted, distributed, offered for sale and sold in accordance with all regulations and requirements of the FDA and Regulatory Authorities including, without limitation, cGCP, cGLP, cGMP regulations. The Products shall not be adulterated or misbranded as defined by the United States Federal Food, Drug and Cosmetic Act (or applicable foreign law) and shall not violate any section of such Act if introduced in interstate commerce.

        8.5. In addition to any other indemnifications provided for herein, Celtrix shall indemnify and hold harmless Newco and its Affiliates and their respective employees, agents, partners, officers and directors from and against any claims, losses, liabilities or damages (including reasonable attorney's fees and expenses) incurred or sustained by Newco arising out of any (a) breach of any representation, covenant, warranty or obligation by Celtrix hereunder, or
(b) any act or omission on the part of Celtrix or any of its agents or employees in the performance of this Agreement.

        8.6. In addition to any other indemnifications provided for herein, Newco shall indemnify and hold harmless Celtrix and its Affiliates and their respective employees, agents, partners, officers and directors from and against any claims, losses, liabilities or damages (including reasonable attorney's fees and expenses) incurred or sustained by Celtrix arising out of or in connection with any (a) breach of any representation, covenant, warranty or obligation by Newco hereunder, or (b) any act or omission on the part of Newco or any of its agents or employees in the performance of this Agreement .

        8.7.    The Party seeking an indemnity shall:

                8.7.1 fully notify the other Party of any claim or proceeding, or threatened claim or proceeding within thirty (30) days of becoming aware of such claim or threatened claim;

                8.7.2 permit the indemnifying Party to take sole control of the defense and/or settlement of such claim or proceeding;

                8.7.3 cooperate in the investigation, defense and/or settlement of such claim or proceeding;

                8.7.4 not compromise or otherwise settle any such claim or proceeding without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; and

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


                8.7.5 take all reasonable steps to mitigate any loss or liability in respect of any such claim or proceeding.

        8.8. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL CELTRIX OR NEWCO BE LIABLE TO THE OTHER BY REASON OF ANY REPRESENTATION OR WARRANTY, CONDITION OR OTHER TERM OR ANY DUTY OF COMMON LAW, OR UNDER THE EXPRESS TERMS OF THIS AGREEMENT, FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR INDIRECT LOSS OR DAMAGE (WHETHER FOR LOSS OF PROFIT OR OTHERWISE) AND WHETHER OCCASIONED BY THE NEGLIGENCE OF THE RESPECTIVE PARTIES, THEIR EMPLOYEES OR AGENTS OR OTHERWISE.

        8.9. [*****] CELTRIX IS GRANTING THE LICENSES HEREUNDER ON AN "AS IS" BASIS WITHOUT RECOURSE, REPRESENTATION OR WARRANTY WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR INFRINGEMENT OF THIRD PARTY RIGHTS, AND ALL SUCH WARRANTIES ARE EXPRESSLY DISCLAIMED.

9.      INTELLECTUAL PROPERTY OWNERSHIP RIGHTS

        9.1. Subject to the terms and conditions of this Agreement, [*****] shall own all legal and equitable right, title and interest in and to the [*****]

        9.2. Subject to the terms and conditions of this Agreement, [*****] shall own all legal and equitable right, title and interest in and to the [*****].

        9.3. Newco hereby grants to Celtrix a [*****] license, with the right to sublicense, to the [*****] the Field on an as-is basis to make, use, offer for sale and sell [*****]

        9.4. Newco represents and warrants that it has the sole, exclusive and unencumbered right to grant the licenses and rights herein granted to Celtrix and that it has not granted any option, license, right or interest in or to the Celtrix Intellectual Property, the Newco Intellectual Property, or other property to any third party which would conflict with the rights granted by this Agreement and the Definitive Documents.

10.     TERM AND TERMINATION OF AGREEMENT.

        10.1. The term of this Agreement (the "Term") shall commence as of the Effective Date and expire on a Product-by-Product basis and on a country-by-country basis on the last to occur of:

                10.1.1 fifteen (15) years from the date of the First Commercial Sale of a Product in a particular country in the Territory; or

                10.1.2 the last to expire of the patents covering the Product in such particular country in the Territory or a method of making or using the Product included in the Celtrix Patent Rights and/or patents resulting from the Newco Intellectual Property in such particular country in the Territory.

        10.2. If either party breaches any material provision of this Agreement and if such breach not cured within sixty (60) days after the non-breaching party gives written notice of the breach to the breaching party, the non-breaching party may terminate this Agreement immediately by giving notice of the termination, effective on the date of the notice, provided, however, that if any such breach is not capable of being cured within such sixty
(60) day period, so long as the breaching party commences to cure the breach promptly after receiving notice of the breach from the non-breaching party and thereafter diligently prosecutes the cure to completion as soon as is practicable, the non-breaching Party may not terminate this Agreement unless the breaching party, notwithstanding such efforts, is unable to cure the breach within ninety (90) days after the other party gives notice of the default, in which case the non-breaching party may terminate this Agreement immediately by giving notice of the termination, effective on the date of the notice.

        10.3. Either Party may terminate this Agreement prior to the expiration of the Term in the event that (a) an application or petition for bankruptcy, corporate re-organization, composition, administration, examination, arrangement or any other procedure similar to any of the foregoing under the law of any applicable jurisdiction, including, without limitation, the United States of America or Bermuda (other than as part of a bona fide restructuring or reorganization), is filed by or against the other Party and is not discharged within forty-five (45) days, or (b) if the other Party applies for or consents to the appointment of a liquidator, receiver, administrator, examiner, trustee or similar officer over such Party or over all or a material part of its assets, rights or revenues, or (c) the assets and/or the business of the other Party are for any reason seized, confiscated or condemned.

        10.4. Upon exercise of those rights of termination as specified in Clause 10.1 to Clause 10.3 inclusive or elsewhere within this Agreement, or the wind-up of Newco's business, this Agreement shall, subject to the other provisions of this Agreement that survive termination as set forth in this Agreement, automatically terminate forthwith and be of no further legal force or effect.

        10.5.   Upon expiration or termination of the Agreement:

                10.5.1 any sums that were due from Newco to Celtrix with respect to the license granted hereunder, including without limitation royalties on Net Sales, in the Territory or in such particular country or countries in the Territory (as the case may be) prior to the expiration or termination of this Agreement as set forth herein shall be paid in full within

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


sixty (60) days after the expiration or termination of this Agreement for the Territory or for such particular country or countries in the Territory (as the case may be);

                10.5.2 Clauses [*****] shall survive termination or expiration of this Agreement and shall remain in full force and effect;

                10.5.3 all representations, warranties and indemnities shall insofar as are appropriate remain in full force and effect;

                10.5.4 expiration or termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement;

                10.5.5 except as provided in Clause 3.7, the Celtrix Intellectual Property and all rights and licenses granted in and pursuant to this Agreement shall cease for the Territory or for such particular country or countries in the Territory (as the case may be) and shall immediately revert to Celtrix. Following such expiration or termination, Newco may not thereafter use in the Territory or in such particular country or countries in the Territory (as the case may be) (a) any valid and unexpired Celtrix Patent Rights, (b) any Celtrix Intellectual Property and/or (c) any Celtrix Trademarks;

                10.5.6 all rights to Newco Intellectual Property shall be transferred to and jointly owned by Elan and Celtrix and may be utilized by one party with the consent of the other pursuant to a written agreement to be negotiated in good faith.

11.     IMPOSSIBILITY OF PERFORMANCE - FORCE MAJEURE.

        11.1. Neither Party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay results from causes beyond its reasonable control, including, without limitation, acts of God, fires, strikes, acts of war, or intervention of a government authority, non-availability of raw materials, provided that any such delay or failure shall be remedied by such Party as soon as practicable.

12.     SETTLEMENT OF DISPUTES; PROPER LAW.

        12.1. The Parties will attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives of the Parties. In the event that such negotiations do not result in a mutually acceptable resolution, the Parties agree to consider other dispute resolution mechanisms including mediation. In the event that the Parties fail to agree on a mutually acceptable dispute resolution mechanism, any such dispute shall be finally settled by the courts of competent jurisdiction.

        12.2. This Agreement is construed under and governed by the laws of the State of New York without giving effect to any choice conflict of law provision or rule. For the purpose of this Agreement the Parties submit to the personal jurisdiction of the United States District Court for the State of New York. The Parties each further irrevocably consent to the service of any complaint, summons, notice or other process by delivery thereof to it by any manner in which notices may be given pursuant to this Agreement.

13.     ASSIGNMENT.

        13.1. This Agreement may not be assigned by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; subject to the following (a) that either Party may, without such consent, assign this Agreement to its respective Affiliates, provided that such assignment does not have any material adverse tax consequence on the other Party; and (b) that either Party may, without such consent, assign its rights and obligations hereunder in connection with a sale of all or substantially all its assets to an Independent Third Party or merger, combination or reorganization of either Party such that the stockholders of such Party hold less than fifty percent (50%) of the capital stock of the successor following completion of such transaction, unless such action shall constitute a Change of Control Event. Celtrix and Newco will discuss any assignment by either Party to an Affiliate prior to its implementation in order to avoid or reduce any additional tax liability to the other Party resulting solely from different tax law provisions applying after such assignment to an Affiliate. For the purpose hereof, an additional tax liability shall be deemed to have occurred if either Party would be subject to a higher net tax on payments made hereunder after taking into account any applicable tax treaty and available tax credits than such Party was subject to before the proposed assignment. Notwithstanding any assignment hereof, each Party will remain fully liable hereunder.

14.     NOTICES.

        14.1. Any notice to be given under this Agreement shall be sent in writing in English by registered airmail or telefaxed to the following addresses:

               If to Newco at:   Newco
                                 102 St. James Court
                                 Flatts, Smiths FL04
                                 Bermuda
                                 Attention:  Secretary
                                 Telephone:  441-292-9169
                                 Telefax:    441-292-2224

               with a copy to:   Elan Corporation plc
                                 Lincoln House, Lincoln Place, Dublin 2, Ireland

                                 Attention: Vice President, General Counsel,
                                 Elan Pharmaceutical Technologies,
                                 a division of Elan Corporation, plc
                                 Telephone:  + 353 1 709 4000
                                 Telefax:    + 353 1 662 4960

               If to Celtrix at: Celtrix Pharmaceuticals, Inc.
                                 2033 Gateway Place, Suite 600
                                 San Jose, CA 95110
                                 Attention: Andreas Sommer, Ph.D.
                                 Telephone: (408) 573-6263
                                 Telefax:   (408) 573-6228

               with a copy to:   Venture Law Group
                                 2800 Sand Hill Road
                                 Menlo Park, CA 94025
                                 Attention:  Ned Ruffin, Esq.
                                 Telephone:  (650) 854-4488
                                 Telefax:      (650) 233-8386


        or to such other address(es) and telefax numbers as may from time to time be notified by either Party to the other hereunder.

        14.2. Any notice sent by mail shall be deemed to have been delivered within seven (7) working days after dispatch and any notice sent by telex or telefax shall be deemed to have been delivered within twenty four (24) hours of the time of the dispatch. Notice of change of address shall be effective upon receipt.

15.     MISCELLANEOUS CLAUSES.

        15.1. No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any other breach or failure to perform or of any other right arising under this Agreement.

        15.2. If any provision in this Agreement is agreed in writing by the Parties to be, or is deemed to be, or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto, (i) such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable without materially altering the intention of the Parties, and (ii) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

        15.3. The Parties shall use reasonable efforts to ensure that the Parties and any necessary third party shall execute and perform all such further deeds, documents, assurances, acts and things as any of the Parties hereto may reasonably require by notice in writing to the other Party or such third party to carry out the provisions of this Agreement.

        15.4. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and permitted assigns and sub-licenses.

        15.5. This Agreement (including the Schedules attached hereto), and the other Definitive Documents set forth all of the agreements and understandings between Parties hereto with respect to the subject matter hereof, and supersedes and terminates all prior agreements and understandings between the Parties with respect to the subject matter hereof, either oral or written, between the Parties other than as set forth in this Agreement and the other Definitive Documents. No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the Parties unless specifically referred to, and solely to the extent provided, in any such other agreement. In the event of a conflict between the provisions of this Agreement and the provisions of the Development Agreement, the terms of the Development Agreement shall prevail unless this Agreement specifically provides otherwise.

        15.6. No amendment, modification or addition hereto shall be effective or binding on either Party unless set forth in writing and executed by a duly authorized representative of each Party. Amendments hereto shall be subject to the prior written approval of Elan, which approval shall not be unreasonably withheld or delayed.

        15.7. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

        15.8. Each of the Parties undertakes to do all things reasonably within its power which are necessary or desirable to give effect to the spirit and intent of this Agreement.

        15.9. Each of the Parties hereby acknowledges that in entering into this Agreement it has not relied on any representation or warranty except as expressly set out herein or in any document referred to herein.

        15.10. Nothing contained in this Agreement is intended or is to be construed to constitute Celtrix, Elan, and Newco as partners, or Celtrix as an employee or agent of Newco or Elan, or Newco and Elan as an employee or agent of Celtrix. Neither Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any third party without the prior written consent of the other Party.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement in duplicate.

CELTRIX PHARMACEUTICALS, INC.


By: /s/ Andreas Sommer
   -----------------------------------------
Name:  Andreas Sommer
     ---------------------------------------
Title: President and Chief Executive Officer
      --------------------------------------


CELTRIX NEWCO LTD.


By: /s/ Andreas Sommer
   -----------------------------------------
Name:  Andreas Sommer
     ---------------------------------------
Title: President
      --------------------------------------


AGREED TO:

ELAN PHARMACEUTICAL TECHNOLOGIES,
A DIVISION OF ELAN CORPORATION, PLC

By: /s/ Kevin Insley
   -----------------------------------------
Name:  Kevin Insley
     ---------------------------------------
Title: Authorized Signatory
      --------------------------------------

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[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED
SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                   SCHEDULE 1


                              CELTRIX PATENT RIGHTS


IGF-I/IGFBP-3  ISSUED/ALLOWED PATENTS                                       US STATUS:    FOREIGN #
----------------------------------------------------------------------------------------------------------
1.       An Insulin-like growth factor-binding protein-3 composition        5,200,509     EP 308500
                                                                                          JP 2648951
                                                                                          AU 627423
                                                                                          CA 1340295

2.       IGF-I/IGFBP-3 for systemic treatment of tissue injury              5,407,913     Foreign filed in
                                                                                          WO 94/04030

3.       IGF-I/IGFBP-3 for the treatment of anemia                          5,527,776     AU 688793
                                                                                          Foreign filed in
                                                                                          WO 95/08567

4.       A method for use of IGFBP-3 antibodies                             5,624,805     Foreign filed in
                                                                                          WO 90/06950

5.       IGF/IGFBP-3 for the treatment of catabolic conditions              5,643,867     Foreign filed in
                                                                                          WO 94/04030

6.       A method for recombinant production of IGFBP-3                     5,670,341     Foreign filed in
                                                                                          WO 90/06950

7.       Therapeutic uses of IGF/IGFBP-3 and IGFBP-3                        5,681,818     Foreign filed in
         (including osteoporosis)                                                         WO 90/06950

8.       IGFBP-3 composition and methods for production; therapeutic uses   see # 4,6,7   EP 0 451 194*
         of IGF/IGFBP-3 and IGFBP-3 (including osteoporosis)                              HK 1000826


9.       IGF/IGFBP-3 for the treatment of renal disorders                   5,723,441     AU 690941

10.      Methods for predicting drug response                               5,824,467     Foreign filed in
                                                                                          WO 98/37423
[*****]  [*****]                                                            [*****]       [*****]
[*****]  [*****]                                                            [*****]       [*****]
[*****]  [*****]                                                            [*****]       [*****]
         [*****]

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[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED
SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


CONTINUED

       IGF-I/IGFBP-3 PATENT APPLICATIONS                                          FOREIGN #/STATUS
----------------------------------------------------------------------------------------------------------
1.       Therapeutic uses of IGFBP-3 and  IGF-I/IGFBP-3 (including                   WO 90/06950
         osteoporosis)                                                               Granted in EP*
                                                                                     [*****]

[*****]  [*****]                                                                     [*****]

[*****]  [*****]                                                                     [*****]

4.       IGF-I/IGFBP-3 for wasting diseases and tissue repair                        WO 94/04030
                                                                                     [*****]

5.       IGF-I/IGFBP-3 for the treatment of renal diseases                           WO 95/13824
                                                                                     [*****]

6.       IGF-I/IGFBP-3 for the treatment of reproductive diseases                    WO 95/03817
                                                                                     [*****]

7.       IGF-I/IGFBP-3 for the treatment of neurological disorders                   WO 95/13823
                                                                                     [*****]

8.       IGF-I/IGFBP-3 for the treatment of immunologic and hematologic disorders    WO 95/08567
                                                                                     [*****]

9.       IGF-1/IGFBP-3 for promoting bone formation and for regulating bone          WO 96/02565
         remodeling                                                                  [*****]

10.      IGF or IGF/IGFBP-3 for the treatment of psychological and metabolic         WO 98/36764
         disorders
[*****]  [*****]                                                                     [*****]

[*****]  [*****]                                                                     [*****]

[*****]  [*****]                                                                     [*****]

[*****]  [*****]                                                                     [*****]

         [*****]

[*****] INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.


CONTINUED

EXPRESSION TECHNOLOGY ISSUED/ALLOWED PATENTS                                  U.S. STATUS    FOREIGN #
----------------------------------------------------------------------------------------------------------

1.        Methods and DNA expression systems for over-expression of proteins   5,459,051     AU 674741
          in host cells

2.        Chromosomal expression of heterologous genes in bacterial cells      5,470,727     AU 695886
                                                                                             WO 95/17499

3.        Fusion polypeptides and proteins                                     5,563,046     AU 688363
                                                                                             [*****]

4.        Expression of fusion polypeptides transported out of the cytoplasm   5,629,172     WO 95/04076
          without leader sequences

5.        Chromosomal expression of heterologous genes in bacterial cells      5,861,273     WO 96/40722
          (CIP of 5,470,727 )

6.        Method of producing IGF-I and IGF-BP3 with correct folding and       5,789,547     WO 96/40736
          disulfide bonding

7.        Polypeptide fusions to polypeptides of the beta trefoil fold         5,830,706     WO 95/04076
          structural family (continuation of 5,563,046)

[*****]   [*****]                                                              [*****]       [*****]

9.        Method for increasing yields of recombinant proteins                 ALLOWED       Filed via PCT